UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

VirnetX Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2015.  Meeting Information VIRNETX HOLDING CORPORATION Meeting Type: Annual Meeting  For holders as of: March 26, 2015 Date: May 14, 2015 Time: 10:00 AM PDT  Location: Hard Rock Hotel & CasinoSouth Lake Tahoe 50 Highway 50 Stateline, Nevada  You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. VIRNETX HOLDING CORPORATION CORPORATE STOCK TRANSFER, INC. 3200 CHERRY CREEK DR. SOUTH, STE. 430 DENVER, CO 80209 ATTN: RHONDA SINGLETON, PROXY DEPT. MGR. M89673-P64458 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: 1. Notice And Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.  XXXX XXXX XXXX XXXX  XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2015 to facilitate timely delivery. How To Vote M89674-P64458 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of two Class II Directors. A proposal to elect the persons listed below to serve three-year terms until theAnnual Meeting of Stockholders in 2018, or until their resignation or their successors are duly elected and qualified. Nominees: 01) Thomas M. O'Brien 02) Robert D. Short III, Ph.D The Board of Directors recommends you vote FOR Proposal 2: 2. Ratification of appointment of Farber Hass Hurley LLP as the Company's Independent Registered Public Accounting Firm for the fiscal yearending December 31, 2015. NOTE: The proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof. M89675-P64458 M89676-P64458